UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21129

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                           Pasadena, CA  91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                           Pasadena, CA  91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Securities Income Fund (“FFC”):

FFC continued to perform well, delivering +6.9% total return on net asset value1 in the second fiscal quarter.2 During the first half of fiscal 2014, total return on NAV was +12.0%. As shown below, longer period returns have been excellent. The table includes performance of two indices, Barclays U.S. Aggregate and S&P 500 as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide useful context for broad alternative-asset categories.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED MAY 31, 2014

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred Securities Income Fund	6.9%	12.0%	9.9%	14.3%	26.3%	8.2%	8.5%
Barclays U.S. Aggregate Index(2)	1.8%	3.3%	2.7%	3.5%	5.0%	5.0%	4.7%
S&P 500 Index(3)	4.0%	7.6%	20.4%	15.1%	18.4%	7.8%	9.5%

(1)	Since inception on January 29, 2003.
(2)	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The market price of Fund shares outpaced NAV, and, as a result, total return on market price was +11.1% in the quarter and 19.7% over the first half of fiscal 2014.

The Federal Reserve has steadily slowed the pace of bond purchases related to its quantitative easing program. Concern this “taper” would lead to market volatility has thus far been unfounded. Intermediate and long term interest rates actually declined during the past three months and preferred securities responded very favorably. From peak (early March) to trough (late May), yields on 10-year and 30-year U.S. Treasury bonds fell 36 and 43 basis points, respectively.

Our economic outlook for the U.S. remains intact—sluggish growth in 2014, accelerating modestly in 2015 and 2016. Recent economic data serve to reinforce this view. We expect short-term interest rates will remain low through mid-2015, while intermediate and long-term rates will drift higher. Most important, credit trends in domestic companies held by the Fund will remain stable to positive.

[1]	Following methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of leverage and expenses.
[2]	March 1, 2014—May 31, 2014

Geopolitical risks have increased in several regions around the globe. The Fund has no direct exposure to companies based in Russia, former Soviet Union countries, the Middle East, or Argentina. Of course, the Fund owns credits which may do business in these regions, but in no instance do we consider those risks to be unmanageable.

On a positive note, the European sovereign debt crisis appears to have stabilized, and economic growth is returning. Although they still face challenges, European credits held in the Fund are on much improved footing. The financial crisis, “Great Recession,” and Euro-zone sovereign debt crisis certainly caused some sleepless nights, but patience and hard work are paying off. Shareholders can take comfort: our investment process has worked well for over 30 years.

In the section below, we dig deeper into topics mentioned here, as well as others of interest to shareholders. In addition, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

June 30, 2014

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below reflects performance over the recent six months of each element comprising total return for the Fund, namely: (a) investing in a portfolio of securities; (b) possibly hedging that portfolio of securities against significant increases in long-term interest rates; and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All parts are summed to determine total return on NAV.

Components of FFC’s Total Return on NAV

for the Six Months Ended May 31, 2014*

Total Return on Unleveraged Securities Portfolio (including principal change and income)		8.2%
Return from Interest Rate Hedging Strategy		N/A
Impact of Leverage (including leverage expense)		4.2%
Expenses (excluding leverage expense)		0.4%
* Actual, not annualized.	Total Return on NAV	12.0%

For comparison, the following table displays returns over the same time period on three indices compiled by Bank of America Merrill Lynch, reflecting various segments of the preferred securities market. Because these index returns exclude all expenses and the impact of leverage, they compare most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Returns of Bank of America Merrill Lynch Preferred Securities Indices*

for the Six Months Ended May 31, 2014

BofA Merrill Lynch 8% Constrained DRD Eligible Preferred Securities IndexSM	9.8%
BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained IndexSM	9.2%
BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained IndexSM	8.2%

*

The Bank of America Merrill Lynch 8% Constrained DRD Eligible Preferred Securities IndexSM (P8D0) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Hybrid Preferred Securities 8% Constrained IndexSM (P8HO) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch US Capital Securities US Issuers 8% Constrained IndexSM (C8CT) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

Over the past six-months, returns on the Fund’s (unleveraged) securities portfolio trailed two out of the three preferred market indices shown above and equaled the other. However, during its fiscal year-to-date, the Fund’s total return on NAV significantly exceeded returns on the indices because of the Fund’s use of leverage. While leverage can reduce returns during periods of adverse market conditions, over the past six-months of positive conditions, it enhanced price returns and its low cost increased income available to be distributed by the Fund.

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2014, total return on market price of Fund shares was 19.7%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Virtually all fixed-income asset classes experienced increased volatility over this period.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount, calculated as the difference between these two inputs and expressed as a percentage, would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case. The Fund began fiscal 2014 with its market price at a discount to NAV, but by May 31st the Fund was trading at a premium. As a result, the total return earned on market price was greater than the total return on NAV shown in the table above.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $19.60 on June 30th, the current annualized yield on market price of Fund shares assuming its current monthly distribution of $0.136 does not change is 8.33%. In our opinion, this distribution rate measures up favorably with most comparable fixed-income investment opportunities. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

Preferred Market Conditions

It would be difficult to argue that the performance of preferreds over the first six months of the year has been less than fantastic. In most cases, market prices are back to, or above, levels of a year ago—prior to the selloff that began with hints of Fed “taper” and a sharp rise in rates that was compounded by tax-loss selling and other technical factors late in 2013. Much of the recovery may have been expected as year-end selling subsided, but strong fundamental and technical conditions have contributed to a sustained rally.

Credit quality continues to improve for most issuers of preferreds. Regulation of financial companies is still evolving, but national regulators generally are adhering to standards established under Basel III as they roll out their specific rules. To meet these new requirements, financial companies are holding much more common equity capital than in the past, which is credit enhancing for preferreds.

Bank stress tests completed earlier this year confirmed that progress has been made. Most large U.S. banks now have excess common equity capital, even under new, stricter guidelines. As a result, banks are beginning to return more capital to shareholders. This is a healthy development that should not harm the position of preferred holders in the near future, as overall capital levels should be maintained at reasonable levels.

Broader economic improvement, while not as robust as many hoped, continues to support the outlook for credit improvement for corporations and households alike. Loan losses at banks are well off their highs, and are reverting to more “normal” levels consistent with slow improvement in consumer balance sheets.

The market’s technical backdrop also deserves a good deal of credit for preferreds’ performance this year. Interest rates have retreated from their recent highs, perhaps even more than most would have predicted. Monetary policy remains accommodative, and options for fixed-income investors to find yield are limited. Preferreds are currently the highest-yielding domestic asset class by most measures, and their yields have attracted buyers from many areas of fixed-income markets.

As you know, the preferred market is dwarfed in size by the corporate bond market—the traditional staple in a fixed-income portfolio. So when investors look outside the corporate bond market for yield and turn their sights to preferreds, the amount of money interested in this market can be overwhelming. This has been the pattern of late, which has created strong demand for preferreds.

As you can see from the chart below, issuance of preferreds has finally turned the corner and has been increasing in recent months. Much of this is driven by regulatory requirements and lower all-in yields available to issuers, and it has been fairly concentrated in the banking industry. Supply has been easily absorbed by the market, and we expect future supply to be very manageable, as banks continue to be patient in meeting their regulatory goals for additional Tier 1 capital.

Source: Flaherty & Crumrine Incorporated

Many of these fundamental and technical factors are likely to persist at least over the near term. Higher interest rates could certainly reduce some enthusiasm for preferreds, but the economic backdrop should cause rates to remain in a reasonable range over the near-term. It is doubtful prices will continue to increase at their recent feverish pace, but we do expect the preferred market to continue to produce good total returns for investors. Preferreds remain one of the few pockets of yield and good credit quality available today.

Economic Conditions

After weather-induced weakness in the first quarter, when real gross domestic product (GDP) fell by 2.9%, the U.S. economy returned to growth in the second quarter. Economists expect roughly 3.3% real GDP growth over the balance of 2014 but, owing to first quarter weakness, only about 1.7% growth in 2014 overall, much weaker than earlier forecasts. Private domestic final sales, defined as personal consumption expenditures (PCE) plus business and residential investment, expanded by 2.6% over the 12 months ending in March. Although more-rapid PCE growth is likely to be limited, business and residential investment should rebound from their winter slowdowns. We expect this core segment of the economy to accelerate gradually over the next several years.

Inventories and trade, which were major drags on growth in the first quarter, should either add to or, at a minimum, subtract less from growth over coming quarters. Likewise, government consumption should begin adding to GDP growth by the fourth quarter. Credit conditions continue to improve overall. Importantly, this moderate-growth and low-inflation economic environment remains favorable for preferred securities.

Looking further ahead, assuming private domestic final sales expand at 2.5% or so, as other sectors start adding to growth in 2015 and 2016, real GDP could accelerate to 2.5-3.0%. That pace of growth should gradually shrink the U.S. “output gap” (the difference between actual GDP and potential GDP assuming full employment), which economists estimate is about 3% currently. However, it should take some time before inflation pressures emerge. While monetary policy should remain relatively accommodative, we expect the Fed will begin raising rates cautiously in the second half of 2015. Longer-term Treasury rates already reflect higher short-term rates (that’s why the yield curve is so steep), and we believe additional long-term rate increases, while likely, will be modest. We discuss interest rate risk in more detail below.

Interest-Rate Risk and Hedging

As we discussed in the last quarterly shareholder letter, there are three reasons why we remain sanguine about prospective returns on preferred securities, even if long-term interest rates increase modestly. First, yields on preferred securities are not perfectly correlated with Treasury yields, and yield spreads on preferred securities may provide some cushion against rising Treasury rates. Second, relatively high dividend income on preferred securities can turn modest principal losses into positive total returns over time.

Third, the Fund has increased its allocation to “fixed-to-floating rate” preferred securities over the past year. These issues pay a fixed-rate dividend initially and then reset at a margin over an index rate such as 3-month LIBOR. They typically yield a little less than pure fixed-rate issues, but they generally have much less interest-rate risk. That decision actually hurt the Fund’s performance in the first half of 2014, as interest rates fell, but we think it will pay off over coming years. As of May 31, 2014, the Fund’s allocation to fixed-to-floating rate preferred securities was 48.4%.

We continue to monitor and evaluate interest-rate-hedging strategies, but a steep yield curve makes them very expensive currently—whether hedging the cost of short-term leverage or long-term preferred securities. For hedging to be profitable, interest rates need to rise by more than what is priced into the market, and that is a high hurdle currently. That is not to say that rates cannot increase by more than the market currently expects, but it does mean that rates have to rise a lot just to avoid losing money on a hedge. For now, we see better alternatives for managing the Fund’s interest-rate risk through selection of portfolio holdings of preferred securities.

U.S. Bank Credit Quality

Spurred by regulatory requirements enacted in the wake of the financial crisis, U.S. banks have dramatically improved their capital structures and risk profiles. They have simplified their businesses and reduced business risk. They are more liquid. And, they have sharply increased common equity capital. As a group, the ten largest U.S. commercial and investment banks by asset size have increased their average ratio of tangible common equity to tangible assets to 8.0%, an increase of 75%.3 While this is just one capital ratio, it’s an important one for investors in preferred securities, since common equity is the only form of capital junior to preferred. We think higher levels of common equity capital and other efforts to improve bank safety and soundness offset most new regulatory risks faced by preferred securities.

You wouldn’t know that, however, by looking at agency ratings of preferred securities issued by these banks. From December 31, 2007 to May 31, 2014, the average preferred security rating of those ten large banks has fallen from A+ to BBB-, a five-notch decline. Many of these banks’ preferred stock, including Citigroup, Bank of America, Goldman Sachs, Morgan Stanley and Capital One, are rated below investment grade by each of the three major rating agencies.

Why have rating agencies imposed such large downgrades on these banks’ preferred securities? We think, in part, they were rated too high prior to the financial crisis and needed to come down. In addition, regulators today have resolution powers that they either did not have or were reluctant to use in the past; preferred ratings needed to reflect this increased risk of loss. However, it appears that the agencies are unimpressed by improvements in capital and business risk at these companies. We think the agencies have over-penalized these now much-stronger institutions. Flaherty & Crumrine’s internal ratings on these issuers were, on average, lower than the agencies’ prior to the crisis, and they are higher now.

Contingent-Convertible Securities (CoCos)—Europe’s Version of Bank Preferred Stock

In addition to preferred stock issued by U.S. banks, we also invest in other types of preferred securities issued by foreign banks (subject to the Fund’s 30% limit on all types of foreign securities). Over the past several years, banks in the United States and Europe have issued different types of preferred capital in response to changes in regulation since the financial crisis. While we haven’t yet purchased any of these newer forms of European preferreds, they are designed to provide similar capital support as U.S. preferred stock. As a result, we consider them to be part of a continuing evolution of the preferred market and ultimately could be suitable investments for the Fund.

In simple terms, bank holding companies have three primary forms of capital: common equity is most junior and absorbs losses first, debt is most senior and absorbs losses last, and preferred stock is in between. As investors in preferred securities, we know we are near the bottom of the capital stack and near the front of the line when it comes to absorbing losses. That’s why we are so focused on creditworthiness and common equity capital.

Under current U.S. bank capital regulations, non-common-equity Tier 1 capital, or “Additional Tier 1” (AT1) capital, is principally comprised of traditional, noncumulative perpetual preferred stock. In Europe (including the United Kingdom and Switzerland), AT1 capital comes in a different flavor: contingent convertible securities, or “CoCos.” These securities can convert to common equity, or in some cases be written off entirely, if an issuing bank falls below certain regulatory capital thresholds.

Although there are important differences among these securities, they perform the same role in the capital structures of issuing companies: absorbing losses, especially at the point when a bank faces failure — the so-called “point of non-viability.” CoCos get their name from the fact that they can be converted to equity under certain contingencies. A key trigger for conversion would be if a bank’s common equity Tier 1

[3]	The banks sampled are: Bank of America Corp., BB&T Corp., Capital One Financial Corp., Citigroup Inc., Goldman Sachs Group Inc., JPMorgan Chase & Co., Morgan Stanley, PNC Financial Services Group, U.S. Bancorp and Wells Fargo & Company.

capital (CET1) falls below a specified threshold. Each CoCo’s prospectus lays out what happens if a trigger is breached. They can be very complex, but generally fall into one of three types: (1) convert to common equity at a pre-specified price; (2) write-down with recovery rights; and (3) permanent write-down with no recovery rights.

If its conversion trigger were set high enough, a CoCo could provide a bank with “going-concern” capital; that is, it could convert to equity at a point when an issuer needs some incremental capital to remain healthy but is not at risk of failure. Most CoCos issued to date, however, have triggers (generally 5.125% CET1) that are at or below regulatory minimums for those institutions. As “gone concern” capital, they are designed to absorb losses at a bank’s point of non-viability (i.e., when regulators would step in to liquidate the bank holding company), not to help it get back on its feet.

U.S. bank preferred stock performs a practically identical loss-absorption role as CoCos, and we see more similarities than differences in these securities. They both provide a little bit of going-concern loss-absorption in that dividends can be skipped. And they both provide a lot of gone-concern loss-absorption through equity conversion or cancellation — at a point when prospects for recovery are dim. These are risks we already evaluate when investing in U.S. bank preferred securities. CoCos add some new bells and whistles, but they are still preferreds to us.

At least for now, it is worth noting that U.S. banks are much closer to meeting fully phased-in CET1 requirements than most foreign banks. This means that currently there is more common equity supporting U.S. banks’ preferred stock than European banks’ CoCos. This is especially true when compared on a non-risk-weighted basis (so-called leverage ratio). Some might argue capital strength doesn’t matter at this favorable point in the credit cycle, but we think that would be a short-sighted approach to evaluating perpetual capital instruments.

The Fund currently has no investments in CoCos but we think of them as an extension of the preferred market and an eligible investment for the Fund. There are still many open questions on bank resolution authority and how regulators will exercise it. As we gain a better understanding of both foreign and U.S. bank resolution regimes and conversion/write-down terms and conditions, we may determine CoCos are suitable investments for the portfolio. One thing is certain: CoCos will be a growing part of the preferred securities market over coming years as European banks refinance older non-compliant issues and raise additional capital.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2014 (Unaudited)

Fund Statistics

Net Asset Value	$19.61

Market Price	$20.12

Premium	2.60%

Yield on Market Price	8.11%

Common Stock Shares Outstanding	43,511,102

Moody’s Ratings	% of Net Assets†

A	4.3%

BBB	54.8%

BB	32.2%

Below “BB”	2.1%

Not Rated*	4.3%

Below Investment Grade**	19.6%

*	Does not include net other assets and liabilities of 2.3%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.5%

JPMorgan Chase	4.6%

Banco Santander, S.A.	4.2%

MetLife	4.2%

HSBC PLC	3.9%

Barclays Bank PLC	3.1%

M&T Bank Corporation	3.1%

XL Group PLC	2.8%

Axis Capital Holdings Ltd	2.8%

Goldman Sachs Group	2.8%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	50%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	32%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 92.9%
	Banking — 42.4%
4,500	Astoria Financial Corp., 6.50% Pfd., Series C	$110,812	*
2,046,320	Banco Santander, 10.50% Pfd., Series 10	53,907,845	**(1)(3)
	Barclays Bank PLC:
$14,750,000	Barclays Bank PLC, 6.278%	15,638,673	**(1)(3)
390,600	Barclays Bank PLC, 7.10% Pfd.	9,979,830	**(3)
23,000	Barclays Bank PLC, 7.75% Pfd., Series 4	589,030	**(3)
522,100	Barclays Bank PLC, 8.125% Pfd., Series 5	13,454,517	**(1)(3)
48,000	BB&T Corporation, 5.625% Pfd., Series E	1,128,120	*(1)
	Citigroup:
686,328	Citigroup, Inc., 6.875% Pfd., Series K	18,429,623	*(1)(2)
458,338	Citigroup, Inc., 7.125% Pfd., Series J	12,677,629	*(1)(2)
40,000	City National Corporation, 6.75% Pfd., Series D	1,122,800	*
	CoBank ACB:
44,700	CoBank ACB, 6.125% Pfd., Series G, 144A****	4,049,543	*
60,000	CoBank ACB, 6.25% Pfd., 144A****	6,223,128	*(1)
$35,100,000	Colonial BancGroup, 7.114%, 144A****	52,650	(4)(5)††
38,100	Cullen/Frost Bankers, Inc., 5.375% Pfd., Series A	903,827	*
1,240,718	Fifth Third Bancorp, 6.625% Pfd., Series I	33,192,308	*(1)(2)
	First Horizon:
3,730	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	2,724,066	*
8	FT Real Estate Securities Company, 9.50% Pfd., 144A****	9,460,000
642,800	First Niagara Financial Group, Inc., 8.625% Pfd.	18,404,971	*(1)
99,000	First Republic Bank, 6.70% Pfd.	2,603,948	*
	Goldman Sachs Group:
$390,000	Goldman Sachs, 5.70%, Series L	411,527	*
31,200	Goldman Sachs, 6.375% Pfd., Series K	808,704	*
$30,019,923	Goldman Sachs Capital I, 6.345% 02/15/34	34,230,758	(1)
	HSBC PLC:
$4,400,000	HSBC Capital Funding LP, 10.176%, 144A****	6,512,000	(1)(2)(3)
776,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	21,054,820	**(1)(3)
$850,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	863,812
$580,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	587,425	(1)
516,426	HSBC USA, Inc., 6.50% Pfd., Series H	13,152,751	*(1)
	ING Groep NV:
355,000	ING Groep NV, 6.375% Pfd.	8,988,600	**(3)
125,000	ING Groep NV, 7.05% Pfd.	3,203,125	**(3)
116,054	ING Groep NV, 7.20% Pfd.	2,988,391	**(3)
230,000	ING Groep NV, 7.375% Pfd.	5,957,000	**(1)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase:
56,600	JPMorgan Chase & Company, 5.50% Pfd.	$1,304,630	*
$5,450,000	JPMorgan Chase & Company, 6.00%, Series R	5,538,562	*(1)
198,000	JPMorgan Chase & Company, 6.70% Pfd., Series T	5,165,820	*
$9,400,000	JPMorgan Chase & Company, 6.75%, Series S	10,199,000	*(1)
$32,000,000	JPMorgan Chase & Company, 7.90%, Series I	36,240,000	*(1)
$17,800,000	Lloyds Banking Group PLC, 6.657%, 144A****	19,535,500	**(1)(2)(3)
	M&T Bank Corporation:
$8,750,000	M&T Bank Corporation, 6.450%, Series E	9,296,875	*(1)
$29,323,000	M&T Bank Corporation, 6.875%, Series D, 144A****	29,683,409	*(1)
	Morgan Stanley:
$1,400,000	Morgan Stanley, 5.45%, Series H	1,450,750	*
193,400	Morgan Stanley, 6.875% Pfd., Series F	5,289,490	*(1)(2)
274,300	Morgan Stanley, 7.125% Pfd., Series E	7,694,801	*(1)(2)
469,960	PNC Financial Services Group, Inc., 6.125% Pfd., Series P	12,751,190	*(1)
$7,885,000	RaboBank Nederland, 11.00%, 144A****	10,595,863	(1)(3)
	Royal Bank of Scotland:
12,500	Royal Bank of Scotland Group PLC, 6.40% Pfd., Series M	303,625	**(3)
25,000	Royal Bank of Scotland Group PLC, 6.60% Pfd., Series S	612,500	**(3)
309,500	Royal Bank of Scotland Group PLC, 7.25% Pfd., Series T	7,892,250	**(1)(3)
	Sovereign Bancorp:
$1,000,000	Sovereign Capital Trust VI, 7.908% 06/13/36	1,072,500
8,641	Sovereign REIT, 12.00% Pfd., Series A, 144A****	11,596,637
107,166	SunTrust Banks, Inc., 5.875% Pfd.	2,562,607	*
86,000	US Bancorp, 6.50% Pfd., Series F	2,489,906	*
	Wells Fargo:
222,600	Wells Fargo & Company, 6.625% Pfd., Series R	6,297,354	*
$6,314,000	Wells Fargo & Company, 7.98%, Series K	7,221,637	*
646,500	Wells Fargo & Company, 8.00% Pfd., Series J	19,163,876	*(1)
	Zions Bancorporation:
$9,000,000	Zions Bancorporation, 7.20%, Series J	9,495,000	*(1)(2)
20,000	Zions Bancorporation, 6.30% Pfd., Series G	516,250	*
519,842	Zions Bancorporation, 7.90% Pfd., Series F	14,576,370	*(1)

		541,958,635

	Financial Services — 1.3%
$7,900,000	General Electric Capital Corp., 7.125%, Series A	9,336,639	*(1)
	HSBC PLC:
305,000	HSBC Finance Corporation, 6.36% Pfd., Series B	7,653,213	*(1)

		16,989,852

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — 26.6%
	Ace Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	$6,772,629	(1)(2)(3)
94,600	Allstate Corp, 6.625% Pfd., Series E	2,492,946	*
$1,053,000	Aon Corporation, 8.205% 01/01/27	1,359,963
615,000	Arch Capital Group, Ltd., 6.75% Pfd., Series C	16,083,787	**(1)(3)
71,206	Aspen Insurance Holdings Ltd., 5.95% Pfd.	1,806,496	**(3)
	AXA SA:
$3,315,000	AXA SA, 6.379%, 144A****	3,609,206	**(1)(2)(3)
$2,750,000	AXA SA, 8.60% 12/15/30	3,692,881	(3)
1,364,142	Axis Capital Holdings Ltd., 6.875% Pfd., Series C	35,689,365	**(1)(3)
560,250	Delphi Financial Group, 7.376% Pfd. 05/15/37	13,726,125	(1)(2)
95,902	Endurance Specialty Holdings, 7.50% Pfd., Series B	2,554,110	**(3)
$22,619,000	Everest Re Holdings, 6.60% 05/15/37	23,778,224	(1)(2)
$35,418,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	54,720,810	(1)(2)
$3,500,000	Lincoln National Corporation, 7.00% 05/17/66	3,657,500	(1)
	MetLife:
$16,312,000	MetLife, Inc., 10.75% 08/01/39	25,528,280	(1)(2)
$2,250,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	2,778,750	(1)(2)
$18,250,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	25,093,750	(1)(2)
150,299	PartnerRe Ltd., 7.250% Pfd., Series E	4,101,660	**(1)(3)
438,500	Principal Financial Group, 6.518% Pfd., Series B	11,359,913	*(1)
	Prudential Financial:
$4,906,000	Prudential Financial, Inc., 5.625% 06/15/43	5,188,095	(1)(2)
$3,900,000	Prudential Financial, Inc., 5.875% 09/15/42	4,182,750	(1)
	QBE Insurance:
$12,140,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	13,083,630	(1)(3)
	The Travelers Companies:
$4,877,500	USF&G Capital, 8.312% 07/01/46, 144A****	6,622,416	(1)(2)
$13,000,000	USF&G Capital I, 8.50% 12/15/45, 144A****	17,974,099	(1)(2)
	Unum Group:
$15,240,000	Provident Financing Trust I, 7.405% 03/15/38	17,349,582	(1)(2)
	XL Group PLC:
$36,150,000	XL Capital Ltd., 6.50%, Series E	36,014,437	(1)(3)

		339,221,404

	Utilities — 15.3%
56,025	Alabama Power Company, 6.45% Pfd.	1,491,666	*(1)
	Baltimore Gas & Electric:
10,000	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	1,015,625	*(1)
15,000	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	1,524,845	*

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	$15,907,140	(1)(2)
$13,662,000	Dominion Resources, Inc., 7.50% 06/30/66	14,840,347	(1)(2)
279,975	Entergy Arkansas, Inc., 6.45% Pfd.	7,016,873	*(1)
110,000	Entergy Louisiana, Inc., 6.95% Pfd.	11,017,193	*(1)
164,400	Georgia Power Company, 6.50% Pfd., Series 2007A	17,529,150	*(1)
98,800	Indianapolis Power & Light Company, 5.65% Pfd.	9,913,967	*
225,000	Integrys Energy Group, Inc., 6.00% Pfd.	5,886,563	(1)(2)
	Nextera Energy:
$16,970,000	FPL Group Capital, Inc., 6.65% 06/15/67	17,117,351	(1)(2)
$3,100,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	3,427,992	(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,793,104	(1)(2)
$22,900,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	22,669,924	(1)(2)
	PPL Corp:
$17,680,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	17,801,798	(1)(2)
$23,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67	24,579,966	(1)(2)
197,500	Southern California Edison, 6.50% Pfd., Series D	20,465,938	*(1)

		194,999,442

	Energy — 2.7%
$2,510,000	DCP Midstream LLC, 5.85% 05/21/2043, 144A****	2,384,500
$28,500,000	Enbridge Energy Partners LP, 8.05% 10/01/37	32,425,875	(1)(2)

		34,810,375

	Real Estate Investment Trust (REIT) — 3.8%
27,745	CommonWealth REIT, 7.25% Pfd., Series E	713,393
	Duke Realty Corp.:
87,533	Duke Realty Corp, 6.50% Pfd., Series K	2,192,045
99,063	Duke Realty Corp, 6.60% Pfd., Series L	2,482,766
	Kimco Realty Corporation:
7,000	Kimco Realty Corporation, 5.50% Pfd., Series J	160,790
261,000	Kimco Realty Corporation, 6.90% Pfd., Series H	6,812,100	(1)(2)
	National Retail Properties:
263,818	National Retail Properties, Inc., 5.70% Pfd., Series E	6,144,981	(1)(2)
49,884	National Retail Properties, Inc., 6.625% Pfd., Series D	1,270,486

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	PS Business Parks:
22,000	PS Business Parks, Inc., 5.70% Pfd., Series V	$517,495
30,000	PS Business Parks, Inc., 5.75%, Pfd., Series U	702,900
55,000	PS Business Parks, Inc., 6.00% Pfd., Series T	1,340,350
241,391	PS Business Parks, Inc., 6.45% Pfd., Series S	6,160,902	(1)(2)
105,000	PS Business Parks, Inc., 6.875% Pfd., Series R	2,705,850	(1)(2)
592,130	Realty Income Corporation, 6.625% Pfd., Series F	15,241,426	(1)(2)
28,057	Regency Centers Corp, 6.625% Pfd., Series 6	722,818
33,506	Weingarten Realty Investors, 6.50% Pfd., Series F	851,806

		48,020,108

	Miscellaneous Industries — 0.8%
105,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	9,469,537	*
48,000	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	1,206,000	(1)(2)

		10,675,537

	Total Preferred Securities (Cost $1,122,548,055)	1,186,675,353

Corporate Debt Securities — 4.8%
	Banking — 1.7%
$13,952,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	17,777,903	(1)(2)
123,800	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	3,044,712
28,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	753,550

		21,576,165

	Financial Services — 0.4%
122,439	Affiliated Managers Group, Inc., 6.375% 08/15/42	3,134,745	(1)(2)
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	394,622	(4)(5)††
30,586	Raymond James Financial, 6.90% 03/15/42	830,486	(1)(2)

		4,359,853

	Insurance — 1.2%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	15,400,800	(1)(2)

		15,400,800

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Energy — 0.8%
$7,362,000	Energy Transfer Partners LP, 8.25% 11/15/2029	$10,349,301	(1)

		10,349,301

	Real Estate Investment Trust (REIT) — 0.1%
40,000	CommonWealth REIT, 7.50% 11/15/19	830,500

		830,500

	Miscellaneous Industries — 0.3%
	Pulte Group Inc.:
$3,550,000	Pulte Homes, Inc., 7.875% 06/15/32	4,020,375	(1)(2)

		4,020,375

	Communication — 0.3%
161,060	Qwest Corporation, 7.375% 06/01/51	4,232,866

		4,232,866

	Total Corporate Debt Securities (Cost $49,729,987)	60,769,860

Common Stock — 0.2%
	Banking — 0.1%
54,740	CIT Group, Inc.	2,434,835	*

		2,434,835

	Insurance — 0.1%
240,577	WMI Holdings Corporation, 144A****	707,296	*†

		707,296

	Total Common Stock (Cost $23,031,471)	3,142,131

Money Market Fund — 1.5%
	BlackRock Liquidity Funds:
19,632,604	T-Fund, Institutional Class	19,632,604

	Total Money Market Fund (Cost $19,632,604)	19,632,604

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Value

Total Investments (Cost $1,214,942,117***)	99.4%		$1,270,219,948

Other Assets And Liabilities (Net)	0.6%		7,026,841

Total Managed Assets	100.0%	‡	$1,277,246,789

Loan Principal Balance			(424,175,000)

Total Net Assets Available To Common Stock			$853,071,789

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2014, these securities amounted to $254,123,449 or 19.9% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $755,527,121 at May 31, 2014.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $347,095,214 at May 31, 2014.
(3)	Foreign Issuer.
(4)	Illiquid Security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of May 31, 2014.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2014 (Unaudited)

ASSETS:
Investments, at value (Cost $1,214,942,117)		$1,270,219,948
Receivable for investments sold		419,809
Dividends and interest receivable		15,482,024
Prepaid expenses		135,298

Total Assets		1,286,257,079

LIABILITIES:
Loan Payable	$424,175,000
Payable for investments purchased	7,891,165
Dividends payable to Common Stock Shareholders	351,039
Investment advisory fees payable	465,472
Administration, Transfer Agent and Custodian fees payable	76,532
Servicing Agent fees payable	53,022
Professional fees payable	35,020
Accrued expenses and other payables	138,040

Total Liabilities		433,185,290

NET ASSETS AVAILABLE TO COMMON STOCK		$853,071,789

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$57,083
Accumulated net realized loss on investments sold		(227,221,880)
Unrealized appreciation of investments		55,277,831
Par value of Common Stock		435,111
Paid-in capital in excess of par value of Common Stock		1,024,523,644

Total Net Assets Available to Common Stock		$853,071,789

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (43,511,102 shares outstanding)		$19.61

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends†		$19,244,499
Interest		22,084,339
Rehypothecation Income		96,242

Total Investment Income		41,425,080

EXPENSES:
Investment advisory fees	$2,672,619
Servicing Agent fees	303,751
Administrator’s fees	262,111
Professional fees	57,694
Insurance expenses	65,272
Transfer Agent fees	14,460
Directors’ fees	35,490
Custodian fees	46,492
Compliance fees	18,200
Interest expenses	2,114,807
Other	167,461

Total Expenses		5,758,357

NET INVESTMENT INCOME		35,666,723

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		17,159,670
Change in net unrealized appreciation/(depreciation) of investments		39,686,363

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		56,846,033

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$92,512,756

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013
OPERATIONS:
Net investment income	$35,666,723	$72,798,333
Net realized gain/(loss) on investments sold during the period	17,159,670	(9,820,904)
Change in net unrealized appreciation/(depreciation) of investments	39,686,363	(14,703,204)

Net increase in net assets resulting from operations	92,512,756	48,274,225

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(37,395,303)	(75,918,922)

Total Distributions to Common Stock Shareholders	(37,395,303)	(75,918,922)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	706,412	3,579,756

Net increase in net assets available to Common Stock resulting from Fund share transactions	706,412	3,579,756

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO

COMMON STOCK FOR THE PERIOD	$55,823,865	$(24,064,941)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$797,247,924	$821,312,865
Net increase/(decrease) in net assets during the period	55,823,865	(24,064,941)

End of period (including undistributed net investment income of $57,083 and $1,785,663 respectively)	$853,071,789	$797,247,924

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2014 (Unaudited)

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$92,512,756

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(174,699,996)
Proceeds from disposition of investment securities	173,830,513
Net purchases of short-term investment securities	(8,039,821)
Cash received from bankruptcy settlement	249,949
Decrease in dividends and interest receivable	1,733,854
Increase in receivable for investments sold	(419,809)
Increase in prepaid expenses	(74,023)
Net amortization/(accretion) of premium/(discount)	522,781
Increase in payable for investments purchased	7,891,165
Increase in payables to related parties	34,191
Decrease in accrued expenses and other liabilities	(1,482)
Change in net unrealized (appreciation)/depreciation of investments	(39,686,363)
Net realized gain from investments sold	(17,159,670)

Net cash provided by operating activities	36,694,045

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(36,694,045)

Net cash used in financing activities	(36,694,045)

Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—

End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$2,126,896
Reinvestment of dividends	706,412
Decrease of dividends payable to common stock shareholders	(5,154)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2014 (Unaudited)		Year Ended November 30,
			2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$18.34		$18.97	$15.97	$16.35	$13.38	$8.34

INVESTMENT OPERATIONS:
Net investment income	0.82		1.68	1.72	1.67	1.57	1.34
Net realized and unrealized gain/(loss) on investments	1.31		(0.56)	2.98	(0.43)	2.83	5.11
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income	—		—	—	—	—	(0.04)

Total from investment operations	2.13		1.12	4.70	1.24	4.40	6.41

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.86)		(1.75)	(1.70)	(1.62)	(1.43)	(1.35)
From return of capital	—		—	—	—	—	(0.02)

Total distributions to Common Stock Shareholders	(0.86)		(1.75)	(1.70)	(1.62)	(1.43)	(1.37)

Net asset value, end of period	$19.61		$18.34	$18.97	$15.97	$16.35	$13.38

Market value, end of period	$20.12		$17.60	$19.80	$17.13	$16.86	$12.65
Total investment return based on net asset value**	11.96	%****	6.10%	30.60%	7.60%	34.15%	85.69%
Total investment return based on market value**	19.70	%****	(2.45)%	27.08%	11.92%	46.31%	96.54%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$853,072		$797,248	$821,313	$687,302	$700,627	$571,140
Operating expenses including interest expense(1)	1.41	%***	1.44%	1.68%	1.64%	1.73%	2.53%
Operating expenses excluding interest expense	0.90	%***	0.90%	1.04%	1.02%	1.00%	1.16%
Net investment income†	8.76	%***	8.87%	9.93%	10.01%	10.37%	13.33%
Net investment income, including payments to AMPS Shareholders†	—		—	—	—	—	12.95%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	14	%****	24%	36%	24%	31%	41%
Total managed assets, end of period (in 000’s)	$1,277,247		$1,221,423	$1,233,788	$1,063,377	$1,032,602	$854,015
Ratio of operating expenses including interest expense(1)(2) to total managed assets	0.93	%***	0.95%	1.11%	1.09%	1.16%	1.59%
Ratio of operating expenses excluding interest expense(2) to total managed assets	0.59	%***	0.60%	0.69%	0.67%	0.67%	0.73%

*	Auction Market Preferred Stock.
**	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
***	Annualized.
****	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes AMPS and loan principal balance.
(1)	See Note 8.
(2)	Does not include distributions to AMPS Shareholders.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2013	$0.1800	$18.08	$17.50	$17.75
January 31, 2014	0.1360	18.40	17.92	18.02
February 28, 2014	0.1360	18.74	18.49	18.69
March 31, 2014	0.1360	18.97	19.23	18.97
April 30, 2014	0.1360	19.22	19.89	19.22
May 30, 2014	0.1360	19.61	20.12	19.61

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	05/31/2014*	11/30/2013	11/30/2012	11/30/2011	11/30/2010	11/30/2009
Total Debt Outstanding, End of Period (000s)(1)	$424,175	$424,175	$412,475	$376,075	$331,975	$282,875
Asset Coverage per $1,000 of Debt(2)	$3,011	$2,880	$2,991	$2,828	$3,110	$3,019

(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000s.
*	Unaudited.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Flaherty & Crumrine Preferred Securities Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

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Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of May 31, 2014 is as follows:

	Total Value at May 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$541,958,635	$433,403,929	$108,502,056	$52,650
Financial Services	16,989,852	16,989,852	—	—
Insurance	339,221,404	231,252,649	107,968,755	—
Utilities	194,999,442	59,074,051	135,925,391	—
Energy	34,810,375	32,425,875	2,384,500	—
Real Estate Investment Trust (REIT)	48,020,108	48,020,108	—	—
Miscellaneous Industries	10,675,537	1,206,000	9,469,537	—
Corporate Debt Securities				—
Banking	21,576,165	3,798,262	17,777,903	—
Financial Services	4,359,853	3,965,231	—	394,622
Insurance	15,400,800	—	15,400,800	—
Energy	10,349,301	—	10,349,301	—
Real Estate Investment Trust (REIT)	830,500	830,500	—	—
Miscellaneous Industries	4,020,375	—	4,020,375	—
Communication	4,232,866	4,232,866	—	—
Common Stock			—	—
Banking	2,434,835	2,434,835	—	—
Insurance	707,296	707,296	—	—
Money Market Fund	19,632,604	19,632,604	—	—

Total Investments	$1,270,219,948	$857,974,058	$411,798,618	$447,272

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During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/13	$535,696	$52,650	$483,046
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(88,424)	—	(88,424)
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 05/31/14	$447,272	$52,650	$394,622

For the six months ended, May 31, 2014, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(88,424). Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

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The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 05/31/14	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$52,650	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt Securities		Bankruptcy recovery	Credit/Structure-specific recovery	5% - 10% (8%)
	394,622

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the

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collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2013, 2012 and 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 were as follows:

	Distributions paid in fiscal year 2014		Distributions paid in fiscal year 2013
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	N/A	N/A	$75,918,922	$0

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

As of November 30, 2013, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(212,387,547)	$2,332,307	$0	$(16,422,112)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below.

2016	2017	No Expiration Short Term*	No Expiration Long Term*	Total

$121,627,226	$90,760,321	$0	$0	$212,387,547

*	Under the Regulated Investment Company Modernization Act of 2010 (“Modernization Act”), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

During the year ended November 30, 2013, the Fund utilized $10,107,950 and $5,051,932 of capital losses expiring in 2015 and 2016, respectively.

Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $11,056 of federal excise taxes attributable to calendar year 2013 in March 2014.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically, the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the

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financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the six months ended May 31, 2014 and the fiscal year ended November 30, 2013.

Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund’s average weekly total managed assets, 0.45% of the next $300 million of the Fund’s average weekly total managed assets, and 0.40% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Total Return Fund (together with the Fund, the “FC Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). Effective April 1, 2013, as compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500, plus certain out of pocket expenses. Prior to April 1, 2013, the Fund paid BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund’s average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund’s average weekly net assets attributable to Common Stock, and 0.0025% of the Fund’s average weekly net assets attributable to Common Stock above $500 million, plus certain out of pocket expenses. For purposes of calculating such fee, the Fund’s average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities. For this calculation, the Fund’s liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Effective June 1, 2013, the Fund pays the Adviser a fee of $35,000 per annum (prior to June 1, 2013 the fee was $37,500) for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the six months ended May 31, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $174,699,996 and $173,830,513, respectively.

At May 31, 2014, the aggregate cost of securities for federal income tax purposes was $1,246,955,697, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $109,965,234 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $86,700,983.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6.	Common Stock

At May 31, 2014, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/14		Year Ended 11/30/13
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	36,997	$706,412	187,312	$3,579,756

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2014, the committed amount, and amount borrowed, under the Financing Agreement was $424.175 million.

The lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. For the six months ended May 31, 2014, the daily weighted average annualized interest rate on the drawn balance was 0.99% and the average daily loan balance was $424,175,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of the net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments listing and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 80% of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers, and real estate investment trusts (REIT) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2014, $1,936 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Additional Compensation Agreement

The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 13, 2013. This filing as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s transfer agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2014. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Portfolio Management Team

In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

Meeting of Shareholders

On April 17, 2014, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
David Gale	35,850,850	1,084,611

Donald F. Crumrine, Morgan Gust, Karen H. Hogan and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

Special Meeting of Shareholders

Shareholders of the Fund were provided with notice of, and related proxy materials, in connection with a Special Meeting of Shareholders scheduled to be held on April 17, 2014 (the “Special Meeting”) for the purpose of approving a change to the Fund’s fundamental investment policy regarding investments in commodities (the “Proposal”). Proxies representing less than a majority of the outstanding shares of the Fund had been received, and therefore a quorum for the conduct of business was not present at the Special Meeting. Fund management determined that given the low turnout and costs of further solicitation there would be no further solicitation of proxies on the Proposal and the Special Meeting would not be reconvened at a later date.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director	Class I Director since January 2003	President of Delta Dividend Group, Inc. (investments)	5	Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 67	Director and Nominating and Governance Committee Chairman	Class II Director since January 2003	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 53	Director	Class II Director since July 2005	Board Co-Chair and Member, IKAR, a non-profit organization; Active Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 77	Director and Audit Committee Chairman	Class III Director since January 2003	Financial Consultant; Former Trustee University of Oregon Foundation; Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director, Chairman of the Board and Chief Executive Officer	Class III Director since January 2003	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 55	President	Since October 2002	President and Director of Flaherty & Crumrine Incorporated

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 39	Chief Financial Officer, Vice President and Treasurer	Since July 2004	Vice President and Director of Flaherty & Crumrine Incorporated

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 41	Chief Compliance Officer, Vice President and Secretary	Since July 2005	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January 2011

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 54	Vice President and Assistant Treasurer	Since July 2003	Vice President and Director of Flaherty & Crumrine Incorporated

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 39	Assistant Treasurer	Since April 2014	Trader of Flaherty & Crumrine Incorporated since September 2013; Director at Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 50	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since July 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 57	Assistant Treasurer	Since August 2010	Administrator of Flaherty & Crumrine Incorporated

*	Each Officer serves until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 21, 2014, the Board of Directors of the Fund approved the continuation of the existing investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Agreement during the Special Meeting held on January 14, 2014 for that specific purpose. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other Fund advised by the Adviser. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business, in part evidenced by the Adviser maintaining its staff despite materially lower revenues during 2008 and 2009. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund had employed until late 2008, the reasons that strategy would have been ineffective during and after the market dislocation, the Adviser’s internal resources dedicated to identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (ii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

The Board members took note of the extraordinary market conditions since 2008, the recovery in markets for the Fund’s securities and the Fund’s overall strong performance, which evidenced the Adviser’s continued adherence to its investment discipline. The Board members considered the Fund’s relative performance since inception, including its performance in recent fiscal periods and performance during the 2008-2009 financial crisis. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average advisory/administration fees and below average total expense ratios.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members noted, in 2008-2009, that declining assets under management, when compared to historic highs, had led to declining Adviser profitability, but noted with approval the Adviser’s continued commitment to maintaining pre-existing personnel and service levels. The Board members also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser’s statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and, based on adverse market conditions and lower levels of leverage, the Fund’s size had declined from historic highs—although over the past several years aggregate assets had increased as a result of market appreciation. In light of these circumstances, specifically the lack of material asset growth over time, the Adviser would not benefit from economies of scale, especially where personnel and other Adviser costs of providing services did not decline commensurately. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations as to the Fund:

•	the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•

the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them, which is responsible for the recent strong performance as markets stabilized;

•

the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•

there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund’s assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

Based on these conclusions, the Board members determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170 1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual

Report

May 31, 2014

www.preferredincome.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred Securities Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date	07/28/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date	07/28/2014

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	07/28/2014

* Print the name and title of each signing officer under his or her signature.